SECOND AMENDMENT TO LOAN AGREEMENT


     THIS SECOND AMENDMENT TO LOAN AGREEMENT ("Second Amendment") is made as of the 15th day of January, 2001, by and between Bank of America, N.A., a national banking association (the "Bank") and Frisby Technologies, Inc., a Delaware corporation ("Borrower").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Bank and Borrower are parties to that certain Loan Agreement dated as of February 29, 2000 (the "Loan Agreement"), pursuant to which Bank extended a revolving line of credit to the Borrower (the "Loan"), in the principal amount of $2,000,000 (all capitalized terms appearing herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement); and

     WHEREAS, the Loan was scheduled to mature on July 31, 2000, but the maturity date thereof was extended to September 30, 2000 pursuant to the terms of that certain renewal Promissory Note dated May 12, 2000; and

     WHEREAS, the maturity date of the Loan was further extended to December 31, 2000, pursuant to the terms of that certain Amendment to Loan Agreement dated September 29, 2000 (the "First Amendment"); and

     WHEREAS, the Borrower has repaid a portion of the principal balance of the Loan and has requested that the Bank further extend the maturity date for payment of the remaining principal balance of the Loan to June 30, 2001; and

     WHEREAS, the Bank has agreed to such extension of the maturity date of the Loan, subject to certain terms and conditions; and

     WHEREAS, the parties hereto wish to set forth their agreement with respect to the foregoing matters herein;

     NOW, THEREFORE, in consideration of the premises, the Bank's agreement to extend the maturity date of the Loan, the mutual promises set forth below, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:

     1. Extension of Maturity Date. The Maturity Date of the Loan is hereby extended from December 31, 2000 to June 30, 2001, which date shall hereafter be the "Maturity Date" for purposes of the Loan Agreement.

     2. Amendments to Loan Agreement. The parties hereto agree to amend the Loan Agreement as follows:

     (a) Section 2(A)(i), as amended by the First Amendment, is further amended by deleting the words and figures "Two Million Dollars ($2,000,000)" in the first sentence thereof, and substituting in lieu thereof the words and figures "One Million, Five Hundred Thousand Dollars ($1,500,000)".

     (b) Section 2(A)(i), as amended by the First Amendment, is further amended by deleting the date "December 31, 2000" in the last sentence thereof, and substituting in lieu thereof the date "June 30, 2001".

     (c) Section 2(A)(iii), as amended by the First Amendment, is further amended by deleting the words and figures "two hundred basis points (2.00%)" and substituting in lieu thereof the words and figures "twenty-five basis points (.25%)".

     (d) The Borrowing Base Certificate (Exhibit A-1 to the Borrowing Base Agreement), as amended by the First Amendment, is further amended by deleting the figure "2,000,000" in line 10 thereof, and substituting in lieu thereof the figure "$1,500,000". The form of the revised Borrowing Base Certificate is attached hereto as Exhibit A.

     3. Guaranties. Each of the Guarantors shall execute an acknowledgment of this Second Amendment (the "Acknowledgment"), in form satisfactory to the Bank.

     4. Conditions Precedent to Amendment. The Bank's obligation to enter into this Second Amendment shall be subject to the satisfaction of all of the following conditions, in form and substance reasonably acceptable to the Bank and the Bank's counsel, not later than January 15, 2001:

     A. Note Modification. Borrower has executed and delivered a note modification agreement (the "Second Note Modification"), in form satisfactory to the Bank, evidencing the extension of the Maturity Date, the reduction in interest rate and the reduction in face amount, all as set forth in the foregoing amendments.

     B. Guaranty Amendments. Each Guarantor has executed and delivered an Acknowledgment.

     C. Letter of Credit. Borrower has delivered to Bank the original of a standby letter of credit for the benefit of the Bank, in the face amount of One Million Five Hundred Thousand Dollars ($1,500,000), which letter of credit has been issued by, or confirmed through, a United States bank that is acceptable to Bank. Such letter of credit shall be in such form and shall contain such terms as may be reasonably acceptable to Bank, and shall be drawable unconditionally by Bank immediately upon the failure by Borrower to repay the Loan in full by June 30, 2001. The letter of credit shall be subject to no conditions to drawing other than submission of a sight draft and a written certificate by Bank to the effect that such payment in full of the Loan has not been received by June 30, 2001. The expiry date of the letter of credit must be on or after July 16, 2000.


     D. Payment of Interest. Borrower has paid all accrued interest due as of December 31, 2000 in the amount of $50,258.93.

     E. Payment of Expenses. Borrower has paid all of the Bank's costs and expenses, including the reasonable attorneys' fees incurred by Bank in connection with the negotiation and preparation of this Second Amendment and any prior loan documentation related to the Loan.

     F. No Defaults. No condition or event of default under the Loan Documents shall exist.

     G. Miscellaneous. All other Loan Documents or items that are customarily provided in loan transactions of this type and all other loan documents or items reasonably required by Bank.

     H. No Material Adverse Effect. No event has occurred or failed to occur that would have a Material Adverse Effect on the financial condition of the Borrower or any Guarantor as set forth in their most recent annual financial statements and internally-prepared monthly financial statements submitted to Bank.

     5. Costs, Expenses and Attorneys' Fees. Borrower shall pay to Bank all costs and expenses, including reasonable attorneys' fees, incurred by Bank in connection with (a) Bank's continued administration of the Loan, and (b) any further modification or amendment to or collection of the Loan.

     6. Representations and Warranties. Borrower represents and warrants to the Bank as follows:

          (a) Power and Authority; Enforceability. Borrower has the power and authority to execute and deliver this Second Amendment and to perform the terms and conditions of the Loan Agreement and the other Loan Documents, as previously amended and as amended and modified by this Second Amendment. The execution and delivery of this Second Amendment by the Borrower and the performance of the Loan Agreement and the other Loan Documents, as previously amended and as amended and modified by this Second Amendment, do not and will not violate any law, rule or regulation, or constitute a breach of the articles of incorporation, bylaws or resolutions of Borrower or any agreement to which Borrower is a party or by which its assets are bound. The Loan Agreement and the other Loan Documents, as previously amended and as amended and modified by this Second Amendment, constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, and similar laws and other law generally affecting the enforceability of creditors' rights and to general principles of equity.

          (b) No Default. Upon the execution and delivery of this Second Amendment by the Borrower, the Borrower will not be in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in the Loan Agreement or the other Loan Documents, as amended and modified by this Second Amendment, or any other agreement or instrument to which any of them is a party.

          (c) Representations. The representations and the information furnished by the Borrower to the Bank with regard to this Second Amendment are and shall continue to be true and not misleading in all material respects. In addition, the representations and warranties of the Borrower to the Bank contained herein, in the Loan Agreement, in the other Loan Documents and in any other document or instrument executed or delivered by the Borrower in connection therewith, are and shall continue to be true and not misleading in all material respects, except as otherwise disclosed in writing to the Bank and approved by the Bank prior to the date hereof.

     7. Covenants. The Borrower covenants and agrees that, unless the Bank shall otherwise consent in writing, the Borrower shall:

          (a) Compliance with Covenants. Continue to comply with all of the terms, covenants and agreements contained in the Loan Agreement and the other Loan Documents, as previously amended and as amended and modified by this Second Amendment.

          (b) Further Assurances. Execute and deliver such further instruments, and take such further action as the Bank may reasonably request, in each case to further effect the purposes of the Loan Agreement and the other Loan Documents, as previously amended and as modified by this Second Amendment.

     8. Ratification; Release. Except as previously amended and as expressly amended hereby, the Loan Agreement shall be and remain in full force and effect in accordance with its terms. The Borrower stipulates and agrees that there exists no defense, claim of setoff, or claim in avoidance of any of its liabilities or obligations under or pursuant to the Loan Agreement, as so amended. Borrower further irrevocably waives, releases and discharges any and all claims or causes of action against Bank, its directors, officers, employees, agents and representatives, that exist as of the date of this Second Amendment, whether known or unknown, which arise out of or in connection with the Loan or the Loan Documents, or any action or omission of Bank in connection therewith.

     9. Miscellaneous.

     (a) All references to the "Loan Agreement" in the Loan Agreement shall hereafter mean and refer to the Loan Agreement as previously amended and as amended hereby.

     (b) All references to the "Loan Agreement" in the other Loan Documents shall hereafter mean and refer to the Loan Agreement as previously amended and as amended hereby.

     (c) In the event of any conflict between the terms of this Second Amendment and the Loan Documents, the terms of this Second Amendment shall control and govern.

     (d) All capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

     10. Counterparts. This Second Amendment may be executed in separate counterparts, and said counterparts taken together shall be deemed to constitute one and the same instrument. An executed copy of this Second Amendment delivered by telecopier shall have the same effect as an originally executed copy of this Second Amendment.

     11. NO ORAL AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed the foregoing Second Amendment to Loan Agreement as of the date first above written.


                                             BORROWER:


                                             FRISBY TECHNOLOGIES, INC.
 ATTEST:
                                             By:
                                                 ---------------------
 ----------------------                      Title:
     SECRETARY                                      ------------------
  [Corporate Seal]



                                             BANK:


                                             BANK OF AMERICA, N.A.

                                             By:
                                                ----------------------
                                             Title:
                                                   -------------------

                                    EXHIBIT A

                                   [Attached]

                                   EXHIBIT A-1
                           BORROWING BASE CERTIFICATE

Status as of _______________, 20___.

In accordance with the terms of the Borrowing Base Agreement attached as Exhibit A to that Loan Agreement dated February 29, 2000, by and between Frisby Technologies, Inc. and Bank of America, N.A., as amended, we hereby represent and warrant as follows:


1.       Total Accounts Receivable                                     $____________

2.       Less ineligible accounts receivable
         (as set forth in the Borrowing Base
         Agreement)                         $____________

3.       Eligible Accounts Receivable       $____________

4.       80% of Eligible Accounts Receivable                           $____________

5.       Eligible Inventory:                $____________

6.       50% of Eligible Inventory                                     $____________

7.       Net Book Value ("NBV")
         of Equipment                       $____________

8.       50% of NBV of Equipment                                       $____________

9.       Line 4 + Line 6 + Line 8                                      $____________

10.      Maximum loan amount                                           $1,500,000.00

11.      Outstanding balance as of report date                         $____________

12.      Borrowing Base (lesser of line 9 or line 10
         minus line 11)                                                $____________

13.      Less aggregate outstanding letters of credit                  $____________

14.      Net available for further advances                            $____________

15.      If line 14 is negative, amount to be
         repaid immediately to Bank                                    $____________


     The undersigned does hereby certify that the foregoing is true and correct. The undersigned does further acknowledge that the Bank is relying upon this certificate and any supporting documents to grant or continue to grant credit to it, and further warrants and represents that no event of default has occurred, or would, with the passage of time or the giving of notice, or both, occur under the above-referenced Loan Agreement.

Borrower:
--------

FRISBY TECHNOLOGIES, INC.

By:
   ----------------------------
Title:
      -------------------------

Bank of America, N.A.


                       SECOND NOTE MODIFICATION AGREEMENT

                      BY AND BETWEEN BANK OF AMERICA, N.A.
                                ("BANK"/"LENDER")
                                       AND
                            FRISBY TECHNOLOGIES, INC.
                                (the "BORROWER")


                                             EFFECTIVE AS OF: DECEMBER 31, 2000

On May 12, 2000, Borrower executed a renewal Promissory Note (the "Note") in favor of Bank/Lender. The Note was in the original principal face amount of $2,000,000.00, with a stated final maturity date of September 30, 2000. By that certain Note Modification Agreement dated as of September 30, 2000 (the "First Modification"), the maturity date of the Note was extended to December 31, 2000. The principal balance of the Note as of the effective date of this Agreement is $1,453,468.75. Bank/Lender remains the owner and holder of the Note and, pursuant to that certain Second Amendment to Loan Agreement dated as of January 15, 2001 (the "Second Amendment"), has agreed with Borrower to modify certain provisions of the Note. Now, therefore, in consideration of these premises and the exchange of other good and valuable consideration, the receipt of which is hereby acknowledged, Bank/Lender and Borrower agree to modify the Note as follows:

          [X]     The maturity date is changed to:   June 30, 2001
                                                     ----------------------

          [X]     The interest rate is changed to:   Prime Rate plus .25%
                                                     ----------------------

          [X] The payment terms are changed to: Accrued interest payable monthly in arrears. All principal, together with accrued but unpaid interest on the Note, shall be payable in full on June 30, 2001. Principal of the Note shall also be prepaid in accordance with the terms of that certain Amendment to Loan Agreement dated September 29, 2000 between the Borrower and the Bank (the "First Amendment).

         [X]      The principal face amount of the
                  Note is changed to:                         $1,500,000.00
                                                              -------------

The term "Borrower" as used in this Agreement shall be construed as singular or plural to correspond with the number of persons executing this Agreement as Borrower.

All other terms, conditions and covenants in the Note shall be and remain in full force and effect. When executed by Bank/Lender and Borrower, this Agreement shall be attached to and become a part of the Note.

NOTICE OF FINAL AGREEMENT.

THIS WRITTEN AGREEMENT, TOGETHER WITH THE FIRST AND SECOND AMENDMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN BORROWER AND BANK/LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN BORROWER AND BANK/LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BORROWER AND BANK/LENDER.

IN WITNESS WHEREOF, the undersigned has caused this Second Note Modification Agreement to be executed under seal by Borrower on this ______ day of January, 2001.

Bank of America, N.A.                                Borrower:

By:
   --------------------
Title:
      -----------------
                                                     FRISBY TECHNOLOGIES, INC.
ATTEST:                                              By:
                                                         ---------------------


Title:
----------------------
     SECRETARY
  [Corporate Seal]

                           ACKNOWLEDGMENT BY GUARANTOR


     THIS ACKNOWLEDGMENT BY GUARANTOR (this "Acknowledgment"), is made as of the 15th day of January, 2001, by GREGORY S. FRISBY, an individual resident of Forsyth County, North Carolina ("Guarantor"), and BANK OF AMERICA, N.A., a national banking association ("Bank"), as follows:

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, pursuant to that certain Continuing and Unconditional Guaranty dated February 29, 2000 (the "Guaranty"), Guarantor personally guaranteed payment of all of the indebtedness and obligations of Frisby Technologies, Inc., a Delaware corporation (the "Borrower") to Bank; and

     WHEREAS, by that certain Acknowledgment and Amendment Agreement dated September 29, 2000, the Guarantor acknowledged an extension of the maturity date of the Borrower's revolving line of credit from the Bank (the "Loan") and agreed to remove any limitation as to the amount of the Guaranty; and

     WHEREAS, Borrower has again requested the Bank to extend the maturity date of the Loan; and

     WHEREAS, the Bank has agreed to so extend the maturity date of the Loan, pursuant to the terms of a Second Amendment to Loan Agreement dated as of even date herewith between the Bank and the Borrower (the "Second Amendment"), provided, among other things, that the Guarantor acknowledge that payment of the Loan, as so extended, is guaranteed by the Guarantor pursuant to the Guaranty; and

     WHEREAS, the Guarantor wishes to acknowledge that the Guaranty covers and applies to the Loan, as extended pursuant to the terms of the Second Amendment;

     NOW, THEREFORE, in consideration of the premises and to induce the Bank to extend the maturity date of the Loan, the parties hereto agree hereby as follows:

     1. Acknowledgment of Guaranty. Guarantor does hereby acknowledge and agree that the Guaranty, as amended, is in full force and effect in accordance with the terms thereof, and that the same covers and applies to the Loan, as the same has been amended previously and in accordance with the terms of the Second Amendment.

     2. Ratification of Guaranty. The Guarantor hereby stipulates and agrees that there exists no defense, claim of setoff, or claim in avoidance of any of its liabilities or obligations under or pursuant to the Guaranty, as amended.

     3. Counterparts. This Acknowledgment may be executed in separate counterparts, and said counterparts taken together shall be deemed to constitute one and the same instrument. An executed copy of this Acknowledgment delivered by telecopier shall have the same effect as an originally executed copy of this Acknowledgment.

     4. NO ORAL AGREEMENT. THIS WRITTEN ACKNOWLEDGMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed the foregoing Acknowledgment by Guarantor as of the date first above written.



                                            _____________________________ (SEAL)
                                            GREGORY S. FRISBY


                                            BANK OF AMERICA, N.A.

                                            By: __________________________
                                            Title: ________________________

                           ACKNOWLEDGMENT BY GUARANTOR


     THIS ACKNOWLEDGMENT BY GUARANTOR (this "Acknowledgment"), is made as of the 15th day of January, 2001, by JEFFRY D. FRISBY, an individual resident of Forsyth County, North Carolina ("Guarantor"), and BANK OF AMERICA, N.A., a national banking association ("Bank"), as follows:

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, pursuant to that certain Continuing and Unconditional Guaranty dated February 29, 2000 (the "Guaranty"), Guarantor personally guaranteed payment of all of the indebtedness and obligations of Frisby Technologies, Inc., a Delaware corporation (the "Borrower") to Bank; and

     WHEREAS, by that certain Acknowledgment and Amendment Agreement dated September 29, 2000, the Guarantor acknowledged an extension of the maturity date of the Borrower's revolving line of credit from the Bank (the "Loan") and agreed to remove any limitation as to the amount of the Guaranty; and

     WHEREAS, Borrower has again requested the Bank to extend the maturity date of the Loan; and

     WHEREAS, the Bank has agreed to so extend the maturity date of the Loan, pursuant to the terms of a Second Amendment to Loan Agreement dated as of even date herewith between the Bank and the Borrower (the "Second Amendment"), provided, among other things, that the Guarantor acknowledge that payment of the Loan, as so extended, is guaranteed by the Guarantor pursuant to the Guaranty; and

     WHEREAS, the Guarantor wishes to acknowledge that the Guaranty covers and applies to the Loan, as extended pursuant to the terms of the Second Amendment;

     NOW, THEREFORE, in consideration of the premises and to induce the Bank to extend the maturity date of the Loan, the parties hereto agree hereby as follows:

     1. Acknowledgment of Guaranty. Guarantor does hereby acknowledge and agree that the Guaranty, as amended, is in full force and effect in accordance with the terms thereof, and that the same covers and applies to the Loan, as the same has been amended previously and in accordance with the terms of the Second Amendment.

     2. Ratification of Guaranty. The Guarantor hereby stipulates and agrees that there exists no defense, claim of setoff, or claim in avoidance of any of its liabilities or obligations under or pursuant to the Guaranty, as amended.

     3. Counterparts. This Acknowledgment may be executed in separate counterparts, and said counterparts taken together shall be deemed to constitute one and the same instrument. An executed copy of this Acknowledgment delivered by telecopier shall have the same effect as an originally executed copy of this Acknowledgment.

     4. NO ORAL AGREEMENT. THIS WRITTEN ACKNOWLEDGMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed the foregoing Acknowledgment by Guarantor as of the date first above written.



                                           _____________________________ (SEAL)
                                           JEFFRY D. FRISBY


                                           BANK OF AMERICA, N.A.

                                           By: __________________________
                                           Title: ________________________